Exhibit 10.1

CONVERTIBLE PROMISSORY NOTE

PURCHASE AGREEMENT

THIS CONVERTIBLE PROMISSORY NOTE PURCHASE AGREEMENT (this “Agreement”), dated as of January 26, 2024 (the “Effective Date”), is entered into by and between CALIDI BIOTHERAPEUTICS, INC., a company incorporated under the laws of the State of Delaware (the “Company”), and Ingodwe Trust, (the “Lender”). Term not defined in the Agreement will be defined in the Convertible Promissory Note and Warrant attached hereto as Exhibits.

WHEREAS, the Company has requested that Lender make available to the Company a loan in the principal amount of One Million dollars ($1,000,000), the proceeds of which shall be used by the Company for working capital purposes; and

WHEREAS, Lender is willing to lend the principal amount to the Company upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Company and Lender hereby agree as follows:

1. The Loan. Subject to the terms and conditions hereof, Lender hereby agrees to loan to the Borrower the principal amount of $1,000,000 pursuant to the terms set forth in the convertible promissory note, in substantially the form attached here to as Exhibit A (the “Note”).

This Agreement and the Note together with other agreements, documents, and instruments, if any, heretofore or hereafter executed in connection therewith or with the loan to be made under this Agreement, as the same may be amended, supplemented or modified from time to time, shall collectively be referred to herein as the “Loan Documents.”

2. Interest Rate and Convertibility. The Interest rate shall accrue and be payable on the loan and the Principal Amount and interest accrued thereon may be convertible in the Company’s Equity Securities as set forth in the Note.

3. Warrant. In the event the Lender voluntary converts the Principal Amount and accrued interest of the Note into Equity Securities of the Company pursuant to Section 3.(b) of the Convertible Promissory Note, the Company shall issue a warrant to Lender to purchase a number of shares of Common Stock at the exercise price as set forth in the Warrant the form of which is attached hereto as Exhibit B (the “Warrant”).

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4. Representations and Warranties of the Company. As a material inducement to the Lender to enter into and execute this Agreement and to perform its covenants, agreements, duties and obligations hereunder, and in consideration therefore, the Company hereby makes the following representations and warranties, each of which (a) is material and is being relied upon by the Lender as a material inducement to enter into this Agreement, and (b) is true at and as of the date hereof.

4.1 Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the Note and the Warrant, if applicable, the sale and issuance of the Note, the Warrant, if applicable, and the shares issuable upon conversion of the Note and exercise of the Warrant, if applicable, and the performance of the Company’s obligations hereunder and under the Note and the Warrant, if applicable, has been taken. The Company has the requisite corporate power to enter into the Loan Documents and carry out and perform its obligations under the terms of the Loan Documents. The Company will have the requisite corporate power to issue and sell the Note and the Warrant, if applicable, and shares of Common Stock issued upon conversion or exercise of the Note and the Warrant, if applicable (collectively, the “Securities”). The Loan Documents have been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

4.2 Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted.

4.3 Delivery of SEC Documents; Business. The Company has made available to the Lender through the Securities and Exchange Commission’s (“SEC”) EDGAR system, true and complete copies of the Company’s reports filed by the Company pursuant to the Exchange Act prior to the date hereof (collectively, the “SEC Documents”). The Company is engaged in all material respects only in the business described in the SEC Documents and the SEC Documents contain a complete and accurate description of the business of the Company in all material respects.

4.4 No Conflict with Other Instruments. The execution, delivery and performance of this Agreement, the issuance and sale of the Securities to be sold by the Company under this Agreement and the consummation of the actions contemplated by this Agreement will not (a) result in any violation of, be in conflict with, or constitute a material default under, with or without the passage of time or the giving of notice (i) any provision of the Company’s Articles of Incorporation, as amended, or Bylaws, as amended (or similar governing documents), (ii) any provision of any judgment, arbitration ruling, decree or order to which the Company is a party or by which the Company is bound, or (iii) any bond, debenture, note or other evidence of indebtedness, or any material lease, contract, mortgage, indenture, deed of trust, loan agreement, joint venture or other agreement, instrument or commitment to which the Company is a party or by which the Company or its properties is bound, or (b) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the properties or assets of the Company or any acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject.

4.5 Valid Issuance of Securities. The Note, and shares of Common Stock issued upon conversion or exercise of the Note and the Warrant, if applicable, when issued in compliance with the provisions of this Agreement, the Note, and the Warrant, if applicable, will be validly issued and will be free of any liens or encumbrances provided, however, that the Securities may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein, and as may be required by future changes in such laws.

4.6 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with any federal, state, local or provincial governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for notices required or permitted to be filed with certain state and federal securities commissions, which notices will be filed on a timely basis.

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4.7 No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its own or their behalf, has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities Act of 1933, as amended (“Securities Act”)) in connection with the offer or sale of the Securities.

5. Representations and Warranties of the Lender. The Lender hereby represents and warrants to the Company as follows:

5.01 Authorization. The Lender has the right, power and authority to execute and deliver this Agreement and all other instruments on behalf of the Lender. This Agreement has been duly executed and delivered by the Lender and, assuming the execution and delivery hereof and acceptance thereof by the Company, will constitute the legal, valid and binding obligation of the Lender, enforceable against the Lender in accordance with its terms.

5.02 Evaluation of Risks. The Lender has such knowledge and experience in financial, tax and business matters as to be capable of evaluating the merits and risks of, and bearing the economic risks entailed by, an investment in the Common Shares of the Company and of protecting its interests in connection with the transactions contemplated hereby. The Lender acknowledges and agrees that its investment in the Company involves a high degree of risk, and that the Lender may lose all or a part of its investment.

5.03 No Legal, Investment or Tax Advice from the Company. The Lender acknowledges that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with its own legal counsel and investment and tax advisors. The Lender is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of the Company’s representatives or agents for legal, tax, investment or other advice with respect to the Lender’s acquisition of Common Shares hereunder, the transactions contemplated by this Agreement or the laws of any jurisdiction, and the Lender acknowledges that the Lender may lose all or a part of its investment.

5.04 Investment Purpose. The Lender is acquiring the Common Shares for its own account, for investment purposes and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under or exempt from the registration requirements of the Securities Act; provided, however, that by making the representations herein, the Lender does not agree, or make any representation or warranty, to hold any of the Shares for any minimum or other specific term and reserves the right to dispose of the Shares at any time in accordance with, or pursuant to, a Registration Statement filed pursuant to this Agreement or an applicable exemption under the Securities Act. The Lender does not presently have any agreement or understanding, directly or indirectly, with any Person to sell or distribute any of the Shares. The Lender acknowledges that it will be disclosed as an “underwriter” and a “selling stockholder” in each Registration Statement and in any prospectus contained therein to the extent required by applicable law and to the extent the prospectus is related to the resale of Registrable Securities.

5.05 Accredited Investor. The Lender is an “Accredited Investor” as that term is defined in Rule 501(a)(3) of Regulation D.

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5.06 Information. The Lender and its advisors (and its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information the Lender deemed material to making an informed investment decision. The Lender and its advisors (and its counsel), if any, have been afforded the opportunity to ask questions of the Company and its management and have received answers to such questions. Neither such inquiries nor any other due diligence investigations conducted by such Lender or its advisors (and its counsel), if any, or its representatives shall modify, amend or affect the Lender’s right to rely on the Company’s representations and warranties contained in this Agreement. The Lender acknowledges and agrees that the Company has not made to the Lender, and the Lender acknowledges and agrees it has not relied upon, any representations and warranties of the Company, its employees or any third party other than the representations and warranties of the Company contained in this Agreement. The Lender understands that its investment involves a high degree of risk. The Lender has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to the transactions contemplated hereby.

5.07 Not an Affiliate. The Lender is not an officer, director or a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the Company or any “Affiliate” of the Company (as that term is defined in Rule 405 promulgated under the Securities Act).

5.08 General Solicitation. Neither the Lender, nor any of its affiliates, nor any person acting on its or their behalf, has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Common Shares by the Lender.

5.09 Restricted Securities. Lender understands that the Shares the Lender is purchasing are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Lender is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The Lender also acknowledges that the Company was a former “shell company” (as defined in Rule 12b-2 under the Exchange Act) and as such the Lender understands Rule 144 is not currently available for the sale of the Shares and may not be so available as the Company was a former “shell company” as defined in Rule 12b-2 under the Exchange Act.

5.10 Transfer Restrictions; Legends. Lender understands that (i) the Shares have not been registered under the Securities Act; (ii) the Shares are being offered and sold pursuant to an exemption from registration, based in part upon the Company’s reliance upon the statements and representations made by the Lender, and that the Shares must be held by the Lender indefinitely, and that the Lender must, therefore, bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration; and (iii) each Certificate representing the Shares will be endorsed with a legend substantially in the following form until the earlier of (1) such date as the Shares have been registered for resale by the Lender or (2) the date the Shares are eligible for sale under Rule 144.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. UNLESS SOLD PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

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5.11 No Transfer. The Lender covenants not to dispose of any of the Shares other than in conjunction with an effective registration statement under the Securities Act or in compliance with Rule 144 or pursuant to another exemption from registration or to an entity affiliated with the Lender and other than in compliance with the applicable securities regulations laws of any state.

5.12 Disclosure of Information. The Lender understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares. The Lender has reviewed the documents publicly filed by the Company with the SEC and has read and understands the risk factors disclosed therein. The Lender has received all the information it considers necessary or appropriate for deciding whether to purchase the Shares. The Lender is solely responsible for conducting its own due diligence investigation of the Company.

5.13 Additional Acknowledgement. The Lender acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement and that it has independently determined to enter into the transactions contemplated hereby, that it is not relying on any advice from or evaluation by any other person. The Lender acknowledges that, if it is a client of an investment advisor registered with the SEC, the Lender has relied on such investment advisor in making its decision to purchase Shares pursuant hereto.

6. Additional Covenants.

The Company covenants with the Lender, and the Lender covenants with the Company, as follows:

Section 6.01 Registration Statement.

(a) Filing of a Registration Statement. In the event of a conversion the Note under Section 3, the Company shall prepare and file with the SEC a Registration Statement for the resale by the Lender of the Common Stock issuable upon the conversion of the Note or upon the exercise of Warrant, if applicable (i) after the prohibition against registration contained in any securities purchase agreement or placement agency agreement utilized in the Offering under Section 3(a) of the Note; and (ii) within 120 days of an election of Voluntary Conversion under Section 3(b) of the Note. The Company shall use its best efforts to have such initial Registration Statement, and each other Registration Statement required to be filed pursuant to the terms of this Agreement, if any, declared effective by the SEC as soon as practicable.

(b) Maintaining a Registration Statement. The Company shall maintain the effectiveness of any Registration Statement that has been declared effective at all times, provided, however, that if the Company has received notification pursuant to Section 6.01(c) below that the Lender has completed resales pursuant to the Registration Statement for all the Shares, then the Company shall be under no further obligation to maintain the effectiveness of the Registration Statement. Notwithstanding anything to the contrary contained in this Agreement, the Company shall ensure that, when filed, each Registration Statement (including, without limitation, all amendments and supplements thereto) and the prospectus (including, without limitation, all amendments and supplements thereto) used in connection with such Registration Statement shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading. The Company shall notify the Lender promptly if (i) the Registration Statement shall cease to be effective under the Securities Act, (ii) the Common Shares shall cease to be authorized for listing on the Principal Market, (iii) the Common Shares cease to be registered under Section 12(b) or Section 12(g) of the Exchange Act or (iv) the Company fails to file in a timely manner all reports and other documents required of it as a reporting company under the Exchange Act.

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(c) Completion of Resale Pursuant to the Registration Statement. After the Lender has completed the subsequent resale of the Shares pursuant to the Registration Statement, Lender will notify the Company in writing (which may be by e-mail) that all subsequent resales are completed and the Company will be under no further obligation to maintain the effectiveness of the Registration Statement.

(d) Filing Procedures. The Company shall (A) permit counsel to the Lender an opportunity to review and comment upon (i) each Registration Statement at least three (3) Trading Days prior to its filing with the SEC and (ii) all amendments and supplements to each Registration Statement (including, without limitation, the Prospectus contained therein) (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any similar or successor reports or Prospectus Supplements the contents of which is limited to that set forth in such reports) within a reasonable number of days prior to their filing with the SEC, and (B) shall reasonably consider any comments of the Lender and its counsel on any such Registration Statement or amendment or supplement thereto or to any Prospectus contained therein. The Company shall promptly furnish to the Lender, without charge, (i) electronic copies of any correspondence from the SEC or the Staff to the Company or its representatives relating to each Registration Statement (which correspondence shall be redacted to exclude any material, non-public information regarding the Company or any of its Subsidiaries), (ii) after the same is prepared and filed with the SEC, one (1) electronic copy of each Registration Statement and any amendment(s) and supplement(s) thereto, including, without limitation, financial statements and schedules, all documents incorporated therein by reference, if requested by the Lender, and all exhibits and (iii) upon the effectiveness of each Registration Statement, one (1) electronic copy of the Prospectus included in such Registration Statement and all amendments and supplements thereto; provided, however, the Company shall not be required to furnish any document to the extent such document is available on EDGAR).

(e) Amendments and Other Filings. The Company shall (i) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the related prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times, and prepare and file with the SEC such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related prospectus to be amended or supplemented by any required prospectus supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424 promulgated under the Securities Act; (iii) provide the Lender copies of all correspondence from and to the SEC relating to a Registration Statement (provided that the Company may excise any information contained therein which would constitute material non-public information, and (iv) comply with the provisions of the Securities Act with respect to the Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 6.01(e) by reason of the Company’s filing a report on Form 10-K, Form 10-Q, or Form 8-K or any analogous report under the Exchange Act, the Company shall file such report in a prospectus supplement filed pursuant to Rule 424 promulgated under the Securities Act to incorporate such filing into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC either on the day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement, if feasible, or otherwise promptly thereafter.

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(f) Blue-Sky. The Company shall use its commercially reasonable efforts to, if required by Applicable Laws, (i) register and qualify the Common Shares covered by a Registration Statement under such other securities or “blue sky” laws of such jurisdictions in the United States as the Lender reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times, and (iv) take all other actions reasonably necessary or advisable to qualify the Common Shares for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (w) make any change to its Articles of Incorporation or Bylaws or any other organizational documents of the Company or any of its Subsidiaries, (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6.01(f), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Lender of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Common Shares for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(g) Piggyback Registrations. Without limiting any obligation of the Company hereunder or under the Securities Purchase Agreement, if there is not an effective Registration Statement covering all of the Registrable Securities or the prospectus contained therein is not available for use and the Company shall determine to prepare and file with the SEC a registration statement or offering statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company’s stock option or other employee benefit plans), then the Company shall deliver to each Lender a written notice of such determination and, if within fifteen (15) days after the date of the delivery of such notice, any such Lender shall so request in writing, the Company shall include in such registration statement or offering statement all or any part of such Registrable Securities such Lender requests to be registered; provided, however, the Company shall not be required to register any Registrable Securities pursuant to this Section 2(g) that are eligible for resale pursuant to Rule 144 without restriction (including, without limitation, volume restrictions) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable) or that are the subject of a then-effective Registration Statement. Provided further, if an underwriter or placement agent that is to be engaged in an underwritten offering or best efforts offering advises the Company in writing in good faith that the dollar amount or number of Registrable Securities which the Lender desires to sell, exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering, then the Company, and its underwriters or placement agent, will have to right to reduce the number of Registerable Securities requested by such Lender on a pro rata basis.

6.02 Transfer Restrictions. The Lender covenants that the Securities will only be disposed of pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company, or at such time that the Securities may be sold without the requirement to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. The Lender agrees to the imprinting of the restrictive legend in substantially the form set forth in Section 5.10.

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Section 6.03 Listing of Shares. The Shares to be issued pursuant to the Note or Warrants is subject to approval for listing on the NYSE American LLC.

7. Notices. All notices and other communications which may be or are required to be given pursuant to any provision of this Agreement shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, mailed by registered or certified mail (return receipt requested), sent by reputable overnight courier or sent via facsimile (with confirmation of receipt) or by electronic mail, in each case addressed to the particular party at:

If to the Company, to:	Calidi Biotherapeutics, Inc.
4475 Executive Drive, Suite 200
San Diego, CA 92121
Attention: Wendy Pizarro, Esq.,
Chief Administrative Officer and Chief Legal Officer
Telephone: 858-794-9600
Email: wpizarro@calidibio.com

With a copy to (which shall not
constitute notice or delivery of process)
to:	Lewis Brisbois Bisgaard & Smith LLP
633 Wes[t] 5th Street, Suite 4000
Los Angeles, CA 90071
Attention: Scott E. Bartel
Telephone: 213-358-6174
Email: Scott.bartel@lewisbrisbois.com

To the Lender	Ingodwe Trust
Judd Kessler, Trustee of Ingodwe Trust
PO Box L
Rancho Santa Fe, CA 92067
Telephone: (858) 717-5052
Email: judd@juddkessler.com

With a Copy (which shall not
constitute notice or delivery of process)
to:

or at such other address of which any party may, from time to time, advise the other party by notice in writing given in accordance with the foregoing. The date of receipt of any such notice shall be deemed to be the date of delivery, facsimile or email (with confirmation) thereof.

8. Entire Agreement. This Agreement, the Loan Documents and the other agreements entered into in connection herewith supersede all prior negotiations and agreements (whether written or oral) and constitute the entire understanding among the parties hereto.

9. Successors. This Agreement shall inure to the benefit of and be binding upon the parties named herein and their respective successors and assigns.

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10. Headings. The section headings contained in this Agreement are for convenience only and shall not control or affect the meaning or construction of any of the provisions of this Agreement.

11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of Delaware without regard to the conflicts of law provisions.

12. Delay, Etc. No delay or omission to exercise any right, power or remedy accruing to any party hereto shall impair any such right, power or remedy of such party, nor be construed to be a waiver of any such right, power or remedy, nor constitute any course of dealing or performance hereunder.

13. Costs and Attorneys’ Fees. If any action, suit, arbitration proceeding or other proceeding is instituted arising out of this Agreement, the prevailing party shall recover all of such party’s costs, including, without limitation, the court costs and reasonable attorneys’ fees incurred therein, including any and all appeals or petitions therefrom.

14. Waiver and Amendment. Any of the terms and provisions of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but only by a written instrument executed by such party. This Agreement may be amended only by an agreement in writing executed by the parties hereto.

15. Agreement in Counterparts; Facsimile Signatures. This Agreement may be executed in several counterparts and all so executed shall constitute one Agreement, binding on all parties hereto, notwithstanding that all the parties are not signatories to the original or the same counterpart. A signature transmitted by facsimile or other electronic means shall have the same effect as an original signature.

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IN WITNESS WHEREOF, the undersigned parties hereto have duly executed this Agreement effective as of the date first above written.

COMPANY:

Calidi Biotherapeutics, Inc.

By:	/s/ Allan Camaisa
Name:	Allan Camaisa
Title:	Chief Executive Officer

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

LENDER:

INGODWE TRUST

/s/ Judd Kessler, trustee of ingodwe trust
Judd Kessler, Trustee of Ingodwe Trust

EXHIBIT A

CONVERTIBLE PROMISSORY NOTE

EXHIBIT B

FORM OF WARRANT